EXHIBIT 10.3



                           CERTIFICATE OF DESIGNATION,
                             PREFERENCES AND RIGHTS
                                       OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                              TAYLOR MADISON CORP.
                      (Pursuant to Section 607.0602 of the
                        Florida Business Corporation Act)

     Taylor Madison Corp., a corporation organized and existing under the laws of the State of Florida (the "CORPORATION"), hereby certifies that the Board of Directors of the Corporation (the "BOARD OF DIRECTORS" or the "BOARD"), pursuant to authority of the Board of Directors as required by Section 607.0602 of the Florida Business Corporation Act, and in accordance with the provisions of its Certificate of Incorporation and Bylaws, has and hereby authorizes a series of the Corporation's previously authorized Preferred Stock, par value $0.001 per share (the "PREFERRED STOCK"), and hereby states the designation and number of shares, and fixes the rights, preferences, privileges, powers and restrictions thereof, as follows:

                 SERIES A PREFERRED STOCK DESIGNATION AND AMOUNT

     7,700,000 shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "SERIES A CONVERTIBLE PREFERRED STOCK" with the following rights, preferences, powers, privileges, restrictions, qualifications and limitations.

     1.     Stated  Value.  The  stated  value  of each issued share of Series A
            -------------
Convertible Preferred Stock shall be deemed to be $1.00 (the "STATED VALUE"), as the same may be equitably adjusted whenever there may occur a stock dividend, stock split, combination, reclassification or similar event affecting the Series A Convertible Preferred Stock.

     2.     Dividends.
            ---------

     a.     Dividends  on  Series  A  Convertible  Preferred  Stock.  From  and
            -------------------------------------------------------
including the date of issuance of each share of Series A Convertible Preferred Stock to the earlier of (1) the payment of the Individual Series A Liquidation Preference Payment (as defined below) on each share of Series A Convertible Preferred Stock upon the liquidation, dissolution or winding-up of the Corporation, (2) the redemption of the Series A Convertible Preferred Stock, or
(3) the conversion of the Series A Convertible Preferred Stock, the holders of shares of Series A Convertible Preferred Stock shall be entitled to receive, prior to and in preference to any declaration or payment of any dividend on any other shares of capital stock of the Corporation, a dividend for each such share at a rate per annum equal to ten percent (10%) of the Stated Value (as such term is defined in Section 1) thereof, payable semi-annually, at the option of the
                 ---------
Corporation, (i) in cash, to the extent funds are legally available therefor in accordance with the Florida Business Corporation Act and consent, if needed, to such cash payment is obtained from the senior secured creditors of the Corporation, (ii) in-kind, with [A] shares of Series A Convertible Preferred Stock equal to the result of dividing the dividend amount so accrued by the Stated Value of one share of Series A Convertible Preferred Stock (the "DIVIDEND SHARES"), and [B] Class B Warrants (as that term is defined in Section 9 below)
                                                                ---------

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

in amount equal to 100% of the number of shares of Common Stock underlying the Dividend Shares, or (iii) in shares of registered Common Stock at a ten percent (10%) discount to the "MARKET PRICE" (as that term is defined in Section 9
                                                                       ---------
below). The date on which the Corporation initially issues any share of Series A Convertible Preferred Stock shall be deemed its "Date of Issuance" regardless of the number of times transfer of such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share.

     b.     Priority  of Payment.  In the event that full dividends are not paid
            --------------------
to the holders of all outstanding shares of Series A Convertible Preferred Stock so entitled to such payment and funds available for payment of dividends shall be insufficient to permit payment in full to holders of all such stock of the full preferential amounts to which they are then entitled, then the entire amount available for payment of dividends shall be distributed, first, ratably among all holders of Series A Convertible Preferred Stock in proportion to the full amount to which they would otherwise be respectively entitled and, second, only after the holders of Series A Convertible Preferred Stock have received the full amount of dividends to which they were entitled, ratably among all holders of other Preferred Stock (including the Series B Preferred Stock) and Common Stock in proportion to the full amount to which they would otherwise be respectively entitled.

     3.     Voting.
            ------

          a.     Number  of  Votes.  On any matter presented to the stockholders
                 -----------------
of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of a meeting), each holder of outstanding shares of Series A Convertible Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Convertible Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law or by the provisions of Section 3(b) below, holders of Series A
                                         ------------
Convertible Preferred Stock shall vote together with the holders of Common Stock, and with the holders of any other series of Preferred Stock the terms of which so provide, together as a single class.

          b.     Senior Securities or Financial Instruments.  At any time when a
                 ------------------------------------------
minimum of $1,250,000 of the Stated Value of the shares of Series A Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by this Certificate of Designation, and in addition to any other vote required by law or this Certificate of Designation, without the written consent or affirmative vote of the holders of fifty percent (50%) of the then-outstanding shares of Series A Convertible Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) as a separate class from the Common Stock, the Corporation shall not, either directly or by amendment, merger, consolidation or otherwise issue (i) any additional shares of stock or
(ii) financial instruments unless the same rank junior to the Series A Convertible Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding-up of the Corporation and with respect to the payment of dividends and redemption rights, if applicable.

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

          c.     Other  Limitations  on  Corporate  Action.     At any time when
                 -----------------------------------------
shares of Series A Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by this Certificate of Designation, and in addition to any other vote required by law or this Certificate of Designation, without (1) the written consent or affirmative vote of the holders of no-less than 66 % of the outstanding Stated Value of the Series A Convertible Preferred Stock consenting or voting (as the case may be) as a separate class from the Common Stock, or (2) if the holders representing no-less than 66 % of the outstanding Stated Value of the Series A Convertible Preferred Stock appoint, in writing, an authorized representative (the "Preferred Stockholders' Representative"), approval by the Preferred Stockholders' Representative, the Corporation shall not, either directly or by amendment, merger, consolidation or otherwise:

          (i) liquidate, dissolve, or wind-up the business and affairs of the Corporation, effect any Deemed Liquidation Event, or consent to any of the foregoing;

          (ii) effectuate any merger, reorganization, or recapitalization of the Corporation, including such transactions with a Subsidiary (as that term is defined in Section 9) or related entity, or enter into any agreement to do any of the foregoing;

          (iii) so long as at least 1,250,000 shares of Series A Convertible Preferred Stock are outstanding, purchase or redeem or pay or declare any dividend or make any distribution on, any shares of stock other than the Series A Preferred Stock as expressly authorized herein, or permit any Subsidiary of the Corporation to take any such action, except for (A) securities repurchased from former employees, officers, directors, consultants, or other persons who performed services for the Corporation or any subsidiary in connection with the cessation of such employment or service or (B) securities repurchased upon the exercise of the Corporation's right of first refusal to purchase such securities, each as approved by the Board of Directors;

          (iv) effectuate any reclassification or recapitalization of the outstanding capital stock of the Corporation, including any subdivision, consolidation, or conversion of any outstanding capital stock; (v) alter or change the voting or other powers, preferences, or other rights, privileges, or restrictions of the Series A Convertible Preferred Stock contained herein (by merger, consolidation, or otherwise);

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

     4.     Liquidation,  Dissolution,  or  Winding-Up;  Certain  Mergers,
            --------------------------------------------------------------
            Consolidations  and  Asset  Sales.
            ----------------------------------

          a.     Payments  to  Holders  of Series A Convertible Preferred Stock.
                 --------------------------------------------------------------
Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series A Convertible Preferred Stock shall be paid, before any payment shall be paid to the holders of Common Stock, Series B Preferred Stock, or any other stock ranking on liquidation junior to the Series A Convertible Preferred Stock (the "JUNIOR STOCK"), an amount for each share of Series A Convertible Preferred Stock held by such holder equal to the sum of (1) the Stated Value thereof and (2) an amount equal to dividends accrued but unpaid thereon, computed to the date payment thereof is made available (such applicable amount payable with respect to a share of Series A Convertible Preferred Stock sometimes being referred to as the "INDIVIDUAL SERIES A PREFERRED LIQUIDATION PREFERENCE PAYMENT" and with respect to all shares of Series A Convertible Preferred Stock in the aggregate sometimes being referred to as the "AGGREGATE SERIES A LIQUIDATION PREFERENCE PAYMENT"). If, upon such liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of shares of Series A Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series A Convertible Preferred Stock of an aggregate amount equal to the Aggregate Series A Liquidation Preference Payment, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series A
Convertible Preferred Stock (based on the Individual Series A Preferred Liquidation Preference Payments due to the respective holders of Series A Convertible Preferred Stock).

          b.     Payments  to Holders of Junior Stock.  After the payment of all
                 ------------------------------------
preferential amounts required to be paid to the holders of the Series A Convertible Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation senior to or on a parity with the Series A Convertible Preferred Stock, the holders of shares of Junior Stock then outstanding shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders as otherwise set forth in the Articles of Incorporation.

          c.     Deemed  Liquidation  Events.
                 ---------------------------

               (i) The following events shall be deemed to be a liquidation of the Corporation for purposes of this Section4 (a "DEEMED LIQUIDATION EVENT"), unless the holders of a majority of the shares of Series A Convertible Preferred Stock elect otherwise by written notice given to the Corporation at least five (5) days prior to the effective date of any such event:

                    (A) a merger or consolidation in which

                         (I) the Corporation is a constituent party, or

                         (II) a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation,

          except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly-owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (provided that, for the purpose of this Section 4(c)(i), all shares of Common Stock issuable upon exercise of options outstanding immediately prior to such merger or consolidation, or upon conversion of convertible securities outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged); or

                    (B) the sale, lease, transfer, or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all of the assets of the Corporation and its subsidiaries, taken as a whole, except where such sale, lease, transfer, or other disposition is to a wholly-owned subsidiary of the Corporation.

               (ii) The Corporation shall not have the power to effect any transaction constituting a Deemed Liquidation Event pursuant to
          Section  4(c)(i)(A)(I) above unless the agreement or plan of merger or
          ---------------------
          consolidation provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a)
                                                                   -------------
          and 4(b) above.
          -------

               (iii)  In  the  event  of  a Deemed Liquidation Event pursuant to
          Section  4(c)(i)(A)(II)  or  (B)  above,  if  the Corporation does not
          -------------------------------
          effect a dissolution of the Corporation under General Corporation Law within sixty (60) days after such Deemed Liquidation Event, then (A) the Corporation shall deliver a written notice to each holder of Series A Convertible Preferred Stock no later than the 60th day after the Deemed Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (B) to require the redemption of such shares
                             ---------
          of Series A Convertible Preferred Stock, and (B) if the holders of at least a majority of the then-outstanding shares of Series A Convertible Preferred Stock so request in a written instrument delivered to the Corporation not later than seventy-five (75) days after such Deemed Liquidation Event, the Corporation shall use the consideration received by the Corporation for such Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation)(the "NET PROCEEDS") to redeem, to the extent legally available therefor, on the 90th day after such Deemed Liquidation Event (the "LIQUIDATION REDEMPTION DATE"), all outstanding shares of Series A Convertible Preferred Stock at a price per share equal to the Series A Liquidation Amount. In the event of a redemption pursuant to the preceding sentence, if the Net Proceeds are not sufficient to redeem all outstanding shares of Series A Convertible Preferred Stock, or if the Proceeds are not sufficient to redeem all outstanding shares of Series A Convertible Preferred Stock, or if the Corporation does not have sufficient funds lawfully available to effect such redemption, the Corporation shall redeem a pro rata portion of each holder's shares of Series A Convertible Preferred Stock to the fullest extent of such Net Proceeds or such lawfully available funds, as the case may be, and, where such redemption is limited by the amount of lawfully available funds, the Corporation shall redeem the remaining shares to have been redeemed as soon as practicable after the Corporation has funds legally available therefor. The provisions of Section 7(b) through 7(e) below shall
                                          -------------------------
          apply, with such necessary changes in the details thereof as are necessitated by the context, to the redemption of the Series A Convertible Preferred Shares pursuant

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

          to  this  Section  4(c)(iii).  Prior  to  the  distribution  or
                    -----------------
          redemption  provided  for  in  this Section 4(c)(iii), the Corporation
                                              ----------------
          shall not expend or dissipate the consideration received for such Deemed Liquidation Event, except to discharge expenses incurred in the ordinary course of business.

               (iv) The amount deemed paid or distributed to the holders of capital stock of the Corporation upon any such merger, consolidation, sale, transfer, exclusive license, other disposition or redemption shall be the cash or the value of the property, rights or securities paid or distributed to such holders by the Corporation or the acquiring person, firm or other entity. The value of such property, rights or securities shall be determined in good faith by the Board of Directors of the Corporation.

     5.     Optional  Conversion.     The  holders  of  Series  A  Convertible
            --------------------
Preferred Shares shall have the conversion rights as follows (the "CONVERSION RIGHTS").

          (a)     Right  to  Convert.  Each  share  of  Series  A  Convertible
                  ------------------
Preferred  Stock  shall  be convertible, at the option of the holder thereof, at any  time  after  the  "CONVERSION  DATE"  (as that term is defined in Section 9
                                                                       ---------
below), and without the payment of additional consideration by the holder thereof, into such number of fully-paid and nonassessable shares of Common Stock as is determined by dividing (1) the sum of (i) the Stated Value per share and
(ii) all dividends accrued and unpaid on each such share to the date such share is converted, whether or not declared, and all other dividends declared and unpaid on each such share through the date of actual conversion, by (2) the Series A Conversion Price in effect at the time of conversion. The "SERIES A CONVERSION PRICE" shall be set at Sixty Cents ($.60). The Series A Conversion Price, and the rate at which shares of Series A Convertible Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

     In the event of a notice of redemption of any share of Series A Convertible Preferred Stock pursuant to Section 7 hereof, the Conversion Rights of the
                                ----------
shares designated for redemption shall terminate at the close of business on the last full day preceding the date fixed for redemption, unless the redemption price is not paid on such redemption date, in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a liquidation, dissolution or winding-up of the Corporation, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series A Convertible Preferred Stock.

          (b)     Fractional Shares.  No fractional shares of Common Stock shall
                  -----------------
be issued upon conversion of the Series A Convertible Preferred Shares. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Convertible Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

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

          (c)     Mechanics  of  Conversion.
                  -------------------------

               (i) For a holder of Series A Convertible Preferred Stock to voluntarily convert shares of Series A Convertible Preferred Stock into shares of Common Stock, that holder shall surrender the certificate or certificates for such shares of Series A Convertible Preferred Stock (or, if the registered holder alleges that such certificate has been lost, stolen, or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft, or destruction of such certificate), at the office of the transfer agent for the Series A Convertible Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that the holder elects to convert all or any number of the shares of the Series A Convertible Preferred Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent. The notice shall state the holder's name or the names of the nominees in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her, or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent of such certificates (or lost certificate affidavit and agreement) and notice (or by the Corporation if the Corporation serves as its own transfer agent) shall be the time of conversion (the "CONVERSION TIME"), and the shares of
                                            ---------------
          Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of that date. The Corporation shall, as soon as practicable after the Conversion Time, issue and deliver at such office to the holder of Series A Convertible Preferred Stock, or to his, her, or its nominee(s), a certificate or certificates for the number of shares of Common Stock to which the holder(s) shall be entitled, together with cash in lieu of any fraction of a share.

               (ii) The Corporation shall at all times while the Series A Convertible Preferred Stock is outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Convertible Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Convertible Preferred Stock; and if, at any time, the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of the Series A Convertible Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Articles of Incorporation.

               (iii) All shares of Series A Convertible Preferred Stock that shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding, and all rights with respect to such shares, including the rights, if any, to receive notices, to vote, and to receive payment of any dividends accrued or declared but unpaid thereon, shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor. Any shares of Series A Convertible Preferred Stock so converted shall be retired and cancelled and shall not be reissued as shares of such series, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Convertible Preferred Stock accordingly.

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

               (iv) Upon any such conversion, no adjustment to the Series A Conversion Price shall be made for any accrued or declared but unpaid dividends on the Series A Convertible Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

               (v) The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Convertible Preferred Stock pursuant to this Section 5. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Convertible Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (d)     Adjustments  to Series A Conversion Price for Diluting Issues.
                  -------------------------------------------------------------

               (i)  Special  Definitions.  For  purposes  of this Section 5, the
                    --------------------
          following definitions shall apply:

                    (A) "OPTION" shall mean rights, options, or warrants to subscribe for, purchase, or otherwise acquire Common Stock or Convertible Securities.

                    (B) "SERIES A ORIGINAL ISSUE DATE" shall mean the date on which the first share of Series A Convertible Preferred Stock was issued.

                    (C) "CONVERTIBLE SECURITIES" shall mean any evidence of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

                    (D) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued (or, pursuant to Section 5(d)(iii)
                                                               -----------------
               below, deemed to be issued) by the Corporation after the Series A Original Issue Date, other than the following ("EXEMPTED SECURITIES"):

                         (I) shares of Common Stock issued or deemed issued as a
                    dividend or distribution on Series A Convertible Preferred Stock;

                         (II) shares of Common Stock issued or issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by
                    Section 5(e) or 5(f) below;
                    -------------------

                         (III) shares of Common Stock issued or deemed issued to
                    employees or directors of, or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement, or arrangement approved by the Board of Directors of the Corporation and holders representing no-less than 66 % of the outstanding Stated Value of the Series A Convertible Preferred Stock or the Preferred Stock Representative; provided, however, the first 1,000,000 shares of Common Stock issued during each calendar year shall not require the approval of the holders representing of the Series A Convertible Preferred Stock or the Preferred Stock Representative; provided, further; shares issued pursuant to a Employee Stock Ownership Plan (ESOP) qualified under sections 401 (a) and 4975 (e)(7) of the Internal Revenue Code shall not require the approval of the holders representing of the Series A Convertible Preferred Stock or the Preferred Stock Representative;

                         (IV) shares of Common Stock or Convertible Securities actually issued upon the exercise of Options, or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities (including the Series B Preferred Stock, the Class A Warrants and the Class B Warrants), in each case, provided the issuance is pursuant to the terms of such Option or Convertible Security;

                         (V) shares of Common Stock issued or issuable in connection with a bona fide joint venture or business acquisition of or by the Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock, or otherwise; provided that any such issuance is approved by the Board of Directors, and, at the time of such issuance, the aggregate of that issuance and similar issuances in the preceding twelve (12) month period shall not exceed two percent (2%) of the then-outstanding Common Stock of the Corporation (assuming full conversion and exercise of all convertible and exercisable securities); or

                         (VI) shares of Series A Convertible Preferred Stock issued for a purchase price of at least $1 per share within ninety (90) days of the Series A Original Issue Date.

               (ii) No Adjustment of Series A Conversion Price. No adjustment in
                    ------------------------------------------
          the Series A Conversion Price shall be made as the result of the issuance of Additional Shares of Common Stock if: (a) the consideration per share (determined pursuant to Section 5(d)(v)) for
                                                            --------------
          such Additional Shares of Common Stock issued or deemed to be issued by the Corporation is equal to or greater than the applicable Series A Conversion Price in effect immediately prior to the issuance or deemed issuance of such Additional Shares of Common Stock, or (b) prior to such issuance or deemed issuance, the Corporation receives written notice from the holders of at least a majority of the then-outstanding shares of Series A Convertible Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance of such Additional Shares of Common Stock.

               (iii) Deemed Issue of Additional Shares of Common Stock.
                     -------------------------------------------------

                    (A) If the Corporation at any time or from time to time after the Series A Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities that, upon exercise, conversion, or exchange thereof, would entitle the holder thereof to receive Exempted Securities pursuant to Sections 5(d)(i)(D)(I), (II), (III), (IV), or (V)) or
                           -------------------------------------------------
               shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility, or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

                    (B) If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Series A Conversion Price pursuant to the terms of Section 5(d)(iv) below,
                                                         ---------------
               are revised (either automatically pursuant to the provisions contained therein or as a result of an amendment to such terms) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion, or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion, or exchange, then, effective upon such increase or decrease becoming effective, the Series A Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Series A Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no adjustment pursuant to this clause (B) shall have the effect of increasing the Series A Conversion Price to an amount that exceeds the lower of (i) the Series A Conversion Price on the original adjustment date, or (ii) the Series A Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                    (C) If the terms of any Option or Convertible Security (excluding Options or Convertible Securities that, upon exercise, conversion, or exchange thereof, would entitle the holder thereof to receive Exempted Securities pursuant to Sections
                                                                --------
               5(d)(i)(D)(I),  (II), (III), (IV), or (V)), the issuance of which
               -----------------------------------------
               did not result in an adjustment to the Series A Conversion Price pursuant to the terms of Section 5(d)(iv) below (either because
                                          ---------------
               the  consideration  per  share  (determined  pursuant  to Section
                                                                         -------
               5(d)(v)  hereof) of the Additional Shares of Common Stock subject
               ------
               thereto was equal to or greater than the Series A Conversion Price then in effect, or because such Option or Convertible Security was issued before the Series A Original Issue Date), are revised after the Series A Original Issue Date (either automatically pursuant to the provisions contained therein or as a result of an amendment to such terms) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion, or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion, or exchange, then such Option or Convertible Security, as so amended, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in
               Section  5(d)(iii)(A)  above) shall be deemed to have been issued
               --------------------
               effective upon such increase or decrease becoming effective.

                    (D) Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security that resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series A Conversion Price pursuant to the terms of Section 5(d)(iv) below, the Series A
                                            ----------------
               Conversion Price shall be readjusted to such Series A Conversion Price as would have obtained had such Option or Convertible Security never been issued.

               (iv)  Adjustment  of  Series  A Conversion Price Upon Issuance of
                     -----------------------------------------------------------
          Additional  Shares  of  Common  Stock. If the Corporation shall at any
          -------------------------------------
          time after the Series A Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(d)(iii)), without consideration or for a
                              ----------------
          consideration per share less than the applicable Series A Conversion Price in effect immediately prior to such issue, then the Series A Conversion Price shall be reduced, concurrently with such issue, to the consideration per share received by the Corporation for such issue or deemed issue of the Additional Shares of Common Stock; provided that if such issuance or deemed issuance was without consideration, then the Corporation shall be deemed to have received an aggregate of $.001 of consideration for all such Additional Shares of Common Stock issued or deemed to be issued.

               (v)  Determination of Consideration. For purposes of this Section
                    ------------------------------                       -------
          5(d),  the  consideration received by the Corporation for the issue of
          ---
          any Additional Shares of Common Stock shall be computed as follows:

                    (A) Cash and Property: Such consideration shall:
                       -------------------

                         (I) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

                         (II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

                         (III) if Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in
                                  ---------------------
                    good faith by the Board of Directors of the Corporation.

                    (B)  Options  and  Convertible Securities. The consideration
                         ------------------------------------
               per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section
                                                                         -------
               5(d)(iii),  relating to Options and Convertible Securities, shall
               --------
               be determined by dividing

                         (I) the total amount, if any, received or receivable by
                    the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                         (II) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                    (vi)  Multiple Closing Dates. If the Corporation shall issue
                          ----------------------
               on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Series A Conversion Price pursuant to the terms of Section 5(d)(iv) above, then, upon
                                              ---------------
               the final such issuance, the Series A Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without additional giving effect to any adjustments as a result of any subsequent issuances within such period).

          (e)  Adjustment  for Stock Splits and Combinations. If the Corporation
               ---------------------------------------------
     shall at any time or from time to time after the Series A Original Issue Date effect a subdivision of the outstanding Common Stock without a comparable subdivision of the Series A Convertible Preferred Stock or combine the outstanding shares of Series A Convertible Preferred Stock without a comparable combination of the Common Stock, the Series A Conversion Price in effect immediately before that subdivision or combination shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding or in proportion to such decrease in the aggregate number of shares of Series A Preferred Stock outstanding, as applicable. If the Corporation shall at any time or from time to time after the Series A Original Issue Date combine the outstanding shares of Common Stock without a comparable combination of the Series A Convertible Preferred Stock or effect a subdivision of the outstanding shares of Series A Convertible Preferred Stock without a comparable subdivision of the Common Stock, the Series A Conversion Price in effect immediately before the combination or subdivision shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding or in proportion to such increase in the aggregate number of shares of Series A Convertible Preferred Stock outstanding, as applicable. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (f)  Adjustment  for  Certain  Dividends  and  Distributions.  If  the
               -------------------------------------------------------
     Corporation at any time or from time to time after the Series A Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Series A Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price then in effect by a fraction:

               (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

               (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

          provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of Series A Convertible Preferred Stock simultaneously receive (i) a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Convertible Preferred Stock had been converted into Common Stock on the date of such event or (ii) a dividend or other distribution of shares of Series A Convertible Preferred Stock that are convertible, as of the date of such event, into such number of shares of Common Stock as is equal to the number of additional shares of Common Stock being issued with respect to each share of Common Stock in such dividend or distribution.

          (g)  Adjustments  for  Other  Dividends  and  Distributions.  If  the
               ------------------------------------------------------
     Corporation at any time or from time to time after the Series A Original Issue Date shall make or issue, or fix a record date for the determination of holders of capital stock of the Corporation entitled to receive, a dividend or other distribution payable in securities of the Corporation
     (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock) or in other property, then, and in each such event, the holders of Series A Convertible Preferred Stock shall receive, simultaneously with the distribution to the holders of such capital stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding shares of Series A Convertible Preferred Stock had been converted into Common Stock on the date of such event.

          (h)  Adjustment  for  Merger  or  Reorganization,  etc. Subject to the
               -------------------------------------------------
     provisions  of  Section  4(c),  if  there  shall  occur any reorganization,
                     ------------
     recapitalization, reclassification, consolidation or merger involving the Corporation in which the Common Stock (but not the Series A Convertible Preferred Stock) is converted into or exchanged for securities, cash, or other property (other than a transaction covered by Sections 5(e), (f), or
                                                          ----------------------
     (g)),  then,  following  any  such  reorganization,  recapitalization,
     ---
     reclassification, consolidation, or merger, each share of Series A Convertible Preferred Stock shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property that a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series A Convertible Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation, or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions in this Section 5 with respect to the
                                                   ---------
     rights and interests thereafter of the holders of the Series A Convertible Preferred Stock, to the end that the provisions set forth in this Section 5 (including provisions with respect to changes in and other adjustments of the Series A Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series A Convertible Preferred Stock.

          (i)  Certificate  as  to  Adjustments.  Upon  the  occurrence  of each
               --------------------------------
     adjustment or readjustment of the Series A Conversion Price pursuant to this Section 5, the Corporation, at its expense, shall, as promptly as
           ----------
     reasonably practicable, but in any event not later than ten (10) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Convertible Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series A Convertible Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Series A Convertible Preferred Stock (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Series A Conversion Price then in effect, and (ii) the number of shares of Common Stock and the type and amount, if any, of other securities, cash, or property that then would be received upon the conversion of Series A Convertible Preferred Stock.

          (j) Notice of Record Date. In the event:
              ---------------------

               (i) the Corporation shall take a record of the holders of its Common Stock (or other stock or securities at the time issuable upon conversion of the Series A Convertible Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

               (ii) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, or any Deemed Liquidation Event; or

               (iii) of the voluntary or involuntary dissolution, liquidation, or winding-up of the Corporation, then, and in each such case, the Corporation will send or cause to be sent to the holders of the Series A Convertible Preferred Stock a notice specifying, as the case may be,
          (i) the record date for such dividend, distribution, or right, and the amount and character of such dividend, distribution, or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time issuable upon the conversion of the Series A Convertible Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, or winding-up, and the amount per share and character of such exchange applicable to the Series A Convertible Preferred Stock and the Common Stock. Such notice shall be sent at least ten (10) days prior to the record date or effective date for the event specified in such notice. Any notice required by the provisions hereof to be given to a holder of shares of Series A Convertible Preferred Stock shall be deemed sent to such holder if deposited in the United States mail, postage prepaid, and addressed to such holder at his, her, or its address appearing on the books of the Corporation.

          (k) Limitation on Conversion. In no event shall any holder be entitled
              ------------------------
     to convert any share of Series A Convertible Preferred Stock, nor shall the Corporation have the obligation to convert such share to the extent that, after such conversion, the sum of (i) the number of shares of Common Stock beneficially owned by any holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Series A Convertible Preferred Stock or any unexercised right held by any holder subject to a similar limitation), and (ii) the number of shares of Common Stock issuable upon the conversion of the shares of Series A Convertible Preferred Stock with respect to which the determination of this proviso is being made, would result in beneficial ownership by any holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the holder upon such conversion). For purposes of this Section 5(d), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. Nothing herein shall preclude the holder from disposing of a sufficient number of other shares of Common Stock beneficially owned by the holder so as to thereafter permit the continued conversion of the shares of Series A Convertible Preferred Stock.

     6.     Mandatory  Conversion.  The  Corporation  shall  have the conversion
            ---------------------
rights  as  follows:

          a. If, at any time after the Effective Date (as such term is defined in Section 9 below), (i) the Closing Price on the Common Stock of the
         ----------
     Corporation equals or exceeds $2.00 per share for a period of twenty (20) consecutive Trading Days and (ii) the Corporation's Common Stock has an
                                 ---
     average trading volume in excess of 100,000 shares per Trading Day for the same twenty (20) Trading Days (the "MANDATORY CONVERSION DATE"), the Corporation may convert the shares of Series A Convertible Preferred Stock into registered shares of Common Stock of the Corporation based on the Fixed Conversion Price.

          b. All holders of record of shares of Series A Convertible Preferred Stock shall be given written notice of the Conversion Date and the place designated for mandatory conversion of all such shares of Series A Convertible Preferred Stock pursuant to this Section 6. Such notice need
                                                     ---------
     not be given in advance of the occurrence of the Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, or given by electronic communication in compliance with the provisions of the Florida Business Corporation Act, to each record holder of Series A Convertible Preferred Stock. Upon receipt of such notice, each holder of shares of Series A Convertible Preferred Stock shall surrender his, her or its certificate(s) for all such shares to the Corporation at the place designated in such notice, and shall thereunder receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this, Section 6. On the Conversion Date, all outstanding shares
                       ---------
     of Series A Convertible Preferred Stock shall be deemed to have been converted into shares of Common Stock, which shall be deemed to be outstanding of record, and all rights with respect to the Series A Convertible Preferred Stock so converted, including the rights, if any, to receive notices and to vote (other than as a holder of Common Stock), will terminate, except the right of the holders thereof, upon surrender of their certificate(s) therefor, to receive certificates for the number of shares of Common Stock into which such Series A Convertible Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument(s) of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. As soon as practicable after the Conversion Date and the surrender of the certificate(s) for Series A Convertible Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, on his, her or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such Conversion in accordance with the provisions hereof.

          c. All certificates evidencing shares of Series A Convertible Preferred Stock that are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Conversion Date, be deemed to have been retired and cancelled and the shares of Series A Convertible Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder(s) thereof to surrender such certificate(s) on or prior to such date. Such converted Series A Convertible Preferred Stock may not be reissued as shares of such Series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series A Convertible Preferred Stock accordingly.

     7.     Redemption.
            ----------

          a. Optional Redemption. The Corporation shall not at any time have the
             -------------------
     right at its election to call or to redeem all or any shares of Series A Convertible Preferred Stock. Upon the occurrence of a Change in Control Event (as defined below), the holders of at least a majority of the then-outstanding shares of Series A Convertible Preferred Stock, voting together as a single class, may elect, at anytime within twenty (20) days after the occurrence of the Change in Control Event (the "REDEMPTION PERIOD"), to cause the Corporation to redeem all, or a portion, of the Series A Convertible Preferred Stock by delivering written notice to the Corporation (the "REDEMPTION NOTICE"). The Redemption Notice shall specify the holders that have elected to have his or its Series A Convertible Preferred Stock redeemed and the number of shares that each such holder is electing to have redeemed (collectively, the "REDEEMED SHARES"). The Corporation shall provide notice to the holders of the Series A Convertible Preferred Stock, or the Preferred Stock Representative, if any, within three (3) days of the occurrence of the Change in Control Event. Within twenty (20) days of receipt of a the Redemption Notice, the Corporation shall redeem the Redeemed Preferred Stock using funds legally available therefor.

          b.  Redemption  Price  and Payment. The Series A Convertible Preferred
              ------------------------------
     Stock to be redeemed on the Redemption Date shall be redeemed by paying for each share cash in an amount equal to (a) the Stated Value per share of each such share plus (b) an amount equal to the total amount of (i) all dividends accrued and unpaid on each such share to the date such share is redeemed, whether or not declared, and (ii) all other dividends declared and unpaid on each such share through the date of actual redemption (the "REDEMPTION PRICE"). Such payment shall be made in full on the Redemption Date to the holders entitled thereto with respect to their shares being redeemed on such date. If the funds of the Corporation legally available for redemption of Series A Convertible Preferred Stock on the Redemption Date are insufficient to redeem the number of shares of Series A Convertible Preferred Stock required under this Section 7 to be redeemed on
                                                     ---------
     such date, those funds which are legally available will be used to redeem the shares of Series A Convertible Preferred Stock to be redeemed on the Redemption Date and the maximum possible number of such shares of Series A Convertible Preferred Stock ratably if the funds of the Corporation legally available therefor are insufficient to redeem all shares of Series A Convertible Preferred Stock. At any time thereafter when additional funds of the Corporation become legally available for the redemption of Series A Convertible Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of the shares of Series A Convertible Preferred Stock which the Corporation was theretofore obligated to redeem, ratably.

          c.  Redemption Notice by the Corporation. At least twenty (20) but not
              ------------------------------------
     more than thirty (30) days prior to the Redemption Date, written notice (the "CORPORATION REDEMPTION NOTICE") shall be given by the Corporation by mail, postage prepaid, by reputable overnight delivery service, or by facsimile transmission, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Series A Convertible Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, Redemption Date and the place where the said Series A Redemption Price shall be payable.

          d.  Surrender  of Certificates. On or before the applicable Redemption
              --------------------------
     Date, each holder of shares of Series A Convertible Secured Stock to be redeemed on such Redemption Date, unless such holder has exercised his, her or its right to convert such shares as provided in Section X hereof, shall surrender the certificate(s) representing such shares to the Corporation., in the manner and at the place designated in the Corporation Redemption Notice, and thereupon, the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate(s) as the owner thereof, and each surrendered certificate shall be cancelled and retired.

          e.  Redeemed  or  Otherwise  Acquired  Shares.  Any shares of Series A
              -----------------------------------------
     Convertible Preferred Stock that are redeemed or otherwise acquired by the Corporation or any of its subsidiaries shall be automatically and immediately cancelled and shall not be reissued, sold or transferred. Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Series A Convertible Preferred Shares following redemption.

     8.     Waiver.  Any of the rights, powers, or preferences of the holders of
            ------
Series A Convertible Preferred Stock set forth herein may be waived by the affirmative consent or vote of the holders of at least a majority of the shares of Series A Convertible Preferred Stock then outstanding.

     9.     Definitions.  As  used  herein,  the  following terms shall have the
            -----------
following  meanings:

          a.  "AFFILIATE"  means  with  respect  to any individual, corporation,
               ---------
     partnership, association, trust, or any other entity (in each case, a "PERSON"), any Person that, directly or indirectly, Controls, is Controlled
     --------
     by, or is under common Control with such Person, including without limitation, any general partner, executive officer, or director of such Person or any holder of ten percent or more of the outstanding equity or voting power of such Person.

          b. "CHANGE IN CONTROL EVENT" shall mean a transaction or a series of related transactions which result in a Person and Affiliates of such Person, other than the Founders (as defined in the Securities Purchase Agreement), acquiring, in the aggregate, 50.1% or more of the Corporation's outstanding voting securities.

          c. "CLASS B WARRANTS" means warrants for the purchase of the Corporation's Common Stock having the same terms, conditions, and exercise price as the Class B Warrants originally issued pursuant to the Securities Purchase Agreement.

          d. "CLOSING PRICE" for any day means: (i) the last reported sales price regular way of the Common Stock on such day on the principal securities exchange on which the Common Stock is then listed or admitted to trading or on Nasdaq, as applicable, (ii) if no sale takes place on such day on any such securities exchange or system, the average of the closing bid and asked prices, regular way, on such day for the Common Stock as officially quoted on any such securities exchange or system, (iii) if on such day such shares of Common Stock are not then listed or admitted to trading on any securities exchange or system, the last reported sale price, regular way, on such day for the Common Stock in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any other successor organization, or (iv) if no sale takes place on such day, the average of the high and low bid price of the Shares on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any other successor organization, or (v) if no bid and asked prices are reported for the Common Stock by the National Quotation Bureau, Incorporated or any other successor organization for such day, the average of the high and low bid and asked price of any of the market makers for the Common Stock as reported in the "pink sheets" by the Pink Sheets LLC. If at any time such shares of Common Stock are not listed on any domestic exchange or quoted in the NASDAQ
     System or the domestic over-the-counter market or reported in the "pink sheets," the Closing Price shall be the fair market value thereof determined by an independent appraiser selected in good faith by the Board of Directors of the Corporation.

          e. "COMMON STOCK" means shares of the Corporation's common stock, par value $0.001 per share.

          f. "CONTROL" means the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by agreement or otherwise).

          g. "CONVERSION DATE" shall mean either (1) the Effective Date of the Corporation's SB-2 Registration Statement, or (2) the date that the holder of the Series A Preferred Stock has satisfied the minimum one year holding requirements set forth in SEC Rule 144(d).

          h. "EFFECTIVE DATE" shall mean the date on which the SEC declares the Corporation's SB-2 Registration Statement filed pursuant to Section 3.1 of the Securities Purchase Agreement effective.

          i. "MARKET PRICE" shall mean the average of the five (5) Closing Prices of the Corporation's Common Stock for the five (5) Trading Days preceding the date or the date that the dividend is due or a conversion is to occur.

          j. "PERSON" shall mean any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

          k. "SEC" means the United States Securities and Exchange Commission.

          l. "SEC RULE 144" means Rule 144 promulgated by the SEC under the Securities Act.

          m. "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          n. "SECURITIES PURCHASE AGREEMENT" means the Securities Purchase Agreement dated on or about ________, 2005, by and between the Corporation, Telzuit Technologies, Inc., Telzuit Technologies, LLC, Michael J. Vosch, James P. Tolan, and Don Sproat, and each of the persons listed on Exhibit A
                                                                       ---------
     attached thereto purchasing Series A Convertible Preferred Stock.

          o. "SUBSIDIARY" shall mean any corporation, association, partnership, limited liability company or other business entity of which more than fifty percent (50%) of the total voting power is, at the time, owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof.

          p. "TRADING DAY" means a day on which the securities exchange, association, or quotation system on which shares of Common Stock are listed for trading shall be open for business or, if the shares of Common Stock shall not be listed on such exchange, association, or quotation system for such day, a day with respect to which trades in the United States domestic over-the-counter market shall be reported.

     IN WITNESS WHEREOF, this Certificate of Designation has been executed by a duly authorized officer of the Corporation on this __ day of June, 2005.


                                   TAYLOR MADISON CORP.

                                   By:
                                       -------------------------------
                                   Name:  Don Sproat
                                   Title: Chief Executive Officer